Exhibit 99.1

INVESTOR & ANALYST CONFERENCE MAY 29, 2013

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and the “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct, and actual results, performance, distributions, events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports filed with the SEC, including MarkWest’s Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and MarkWest’s business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which MarkWest gathers, transports, processes, and/or fractionates; A reduction in the demand for the products MarkWest produces and sells; Financial credit risks / failure of customers to satisfy payment or other obligations under MarkWest’s contracts; Effects of MarkWest’s debt and other financial obligations, access to capital, or its future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting MarkWest’s operations, and adequate insurance coverage; Terrorist attacks directed at MarkWest facilities or related facilities; Changes in and impacts of laws and regulations affecting MarkWest operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Non-GAAP Measures Distributable Cash Flow, Adjusted EBITDA, and Net Operating Margin are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Net Operating Margin is income (loss) from operations. In general, we define DCF as net income (loss) adjusted for (i) depreciation, amortization, impairment, and other non-cash expense; (ii) amortization of deferred financing costs and discount; (iii) loss on redemption of debt net of current tax benefit; (iv) non-cash (earnings) loss from unconsolidated affiliates; (v) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (vi) non-cash compensation expense; (vii) non-cash derivative activity; (viii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (ix) provision for deferred income taxes; (x) cash adjustments for non-controlling interest in consolidated subsidiaries; (xi) revenue deferral adjustment; (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xiii) maintenance capital expenditures, net of joint venture partner contributions. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, impairment, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) loss on redemption of debt; (v) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (vi) non-cash derivative activity; (vii) non-cash compensation expense; (viii) provision for income taxes; (ix) adjustments for cash flow from unconsolidated affiliates; (x) adjustment related to non-guarantor, consolidated subsidiaries; and (xi) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. We generally define Operating Income before Items Not Allocated to Segments as (i) revenue, excluding derivative gains and losses and adjusted for certain revenue deferral adjustments less; (ii) purchased product costs, excluding derivative gains and losses less; (iii) facility expenses, adjusted for certain non-cash items not allocated to segments and certain interest payments allocable to the segments less; ( iv) the portion allocable to non-controlling interests. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Net Operating Margin is a financial performance measure used by management and investors to evaluate the underlying baseline operating performance of our contractual arrangements. Management also uses Net Operating Margin to evaluate the Partnership’s financial performance for purposes of planning and forecasting. Please see the Appendix for reconciliations of Distributable Cash Flow, Adjusted EBITDA, and Net Operating Margin to the most directly comparable GAAP measure. 3

Agenda 4

OVERVIEW FRANK SEMPLE Chairman, President & Chief Executive Officer

Key Investment Considerations 6 High-Quality, Diversified Assets Proven Growth and Customer Satisfaction Substantial Growth Opportunities Strong Financial Profile Leading presence in major shale plays including Marcellus, Utica, Huron/Berea, Woodford , Haynesville and Granite Wash formation Largest processor in the Marcellus Shale Largest fractionator in the Northeast Over $8 billion of organic growth and acquisitions since IPO Over $5 billion invested in Marcellus and Utica since 2008 Received top ranking in EnergyPoint’s 2013 Midstream Customer Satisfaction survey 2013 growth capital forecast of $1.5 to $1.8 billion 18 major processing and fractionation projects under construction Long-term agreements with over 25 major producer customers Established relationships & joint venture partners No incentive distribution rights, which drives a lower cost of capital Distributions have increased by 232% (12% CAGR) since IPO Growing fee-based margin to 70% for full-year 2014 Quarterly Distribution Growth of 232% Since IPO

MarkWest Assets: Expansion and Diversification 7 Liberty Largest processor and fractionator in the Marcellus Shale with over 1.6 Bcf/d of processing capacity and 60,000 Bbl/d of fractionation capacity. Growing to 3.3 Bcf/d of processing capacity and 175,000 Bbl/d of fractionation capacity by the end of 2014 Utica Developing a leading position in the southern core of the Utica Shale with 185 MMcf/d of processing capacity. Growing to over 900 MMcf/d of processing capacity and 100,000 Bbl/d of fractionation capacity by the end of 2014 Northeast Largest processor and fractionator in the southern Appalachian Basin Southwest Best-in-class midstream services in the Granite Wash, Haynesville, Woodford and Eagle Ford Shales and have over 1.6 Bcf/d of gathering capacity and 817 MMcf/d of processing capacity

U.S. Shale Plays are Driving Natural Gas Supply 8 EIA data concludes that natural gas supply will increase by approximately 25 percent by 2030 driven primarily by increased demand by power generation and transportation sectors. Essentially all of the supply increase will be met by shale gas production By 2030 shale gas production will increase by 65% and will account for 48% of total U.S. natural gas supply Resource plays will continue to drive midstream investment for decades to come and MarkWest will continue to focus our investments in these areas Source: U.S. Energy Information Administration, Annual Energy Outlook 2013 Early Release 2013 36% 24% 1% 6% 7% 11% 15% 22% 4% 6% 5% 7% 8% 48%

U.S. Shale Play Volume Growth 9 The Marcellus Shale is the largest producing gas field in North America Barnett Haynesville Marcellus Sources: LCI Energy Insight gross withdrawal estimates as of January 2013 and converted to dry gas estimates with EIA-calculated average gross-to-dry shrinkage factors by state and/or shale play. Woodford Eagle Ford Bakken

Commitment to Resource Plays 10 Capital investments and acquisitions in resource plays since 2004 are driving strong, long-term volume growth.

Distribution Growth Since IPO 11 232% Distribution Growth since IPO in May 2002 (12% CAGR) Note: Last unit close price of 5/15/13 * 2013 represents an annualized distribution of $3.32 per unit

OPERATIONAL UPDATE JOHN MOLLENKOPF Senior Vice President, Chief Operating Officer

Operational Overview and Philosophy 13 Overview Constructing midstream infrastructure to support 6 Bcf/d of capacity by the end of 2014 Assets serve many of the most economical resource plays including the Marcellus and Utica Philosophy

Growth Driven By Customer Satisfaction 14 MarkWest has received the top rating in three of the last four EnergyPoint Research surveys “Midstream services within the domestic U.S. remains one of the most dynamic and hotly contested segments within the oil and gas industry. MarkWest Energy’s commitment to quality and customer service, exemplified by this year’s survey results, continues to resonate with customers, who are progressively looking for more reliable operations and deeper project development capabilities from midstream service suppliers.” Doug Sheridan, Managing Director EnergyPoint Research May 15, 2013

Processing Capacity Growth 15 18 Processing Plants to be completed in 2013 and 2014 10 13 13 14 16 18 19 22 39 48

Significant Growth Requires a Highly Skilled Team 16 and a culture focused on high quality customer service 169 233

 2013 Forecasted Segment Operating Income 2013 Segment Forecasted Operating Income 2013 Forecasted Segment Operating Income Northeast Liberty Utica Southwest 17 2013 Forecasted Segment Operating Income 17 2013 Operating Income by Segment

Areas of Operation Oklahoma, Texas, and New Mexico Resource Plays Granite Wash, Haynesville Shale, Woodford Shale, Eagle Ford Shale, Cotton Valley, Travis Peak, Petitt, Permian Basin Gathering 1.6 Bcf/d capacity Fractionation 29,000 Bbl/d capacity Processing 817 MMcf/d capacity Transportation 1.5 Bcf/d transmission capacity Southwest Segment 18 Key Considerations We maintain best-in-class midstream services in the Granite Wash, Haynesville, Woodford and Eagle Ford Shales Recently expanded position in Granite Wash through $245 million acquisition 2013 Forecasted Segment Operating Income Under Construction Processing 200 MMcf/d processing facility in Granite Wash 120 MMcf/d processing facility in Woodford Shale with Centrahoma Joint Venture East Texas system overlays the rich Haynesville core and we recently completed a 120 MMcf/d processing expansion

Northeast Segment 19 Key Considerations We are the largest processor of natural gas and fractionator of natural gas liquids in the southern Appalachian Basin 2013 Forecasted Segment Operating Income Areas of Operation Kentucky, West Virginia, Michigan Resource Plays Appalachian Basin, Huron/Berea Shale, the Niagaran Reef Processing 652 MMcf/d capacity Fractionation 24,000 Bbl/d capacity NGL Marketing & Storage NGL marketing by truck, rail and barge 285,000 Bbl NGL capacity with access to over 900,000 Bbls of propane storage Transportation 250 mile crude oil transmission pipeline We have operated vertically integrated gas processing, fractionation, storage, and marketing in the Northeast for nearly 25 years

Liberty Segment 20 2013 Forecasted Segment Operating Income Key Considerations We are the largest processor of natural gas and fractionator of natural gas liquids in the Marcellus Shale Areas of Operation Southwest and Northwest Pennsylvania and northern West Virginia Resource Plays Marcellus Shale Gathering 855 MMcf/d capacity Processing 1.6 Bcf/d cryogenic capacity Fractionation 60,000 Bbl/d C3+ capacity NGL Marketing & Storage NGL Marketing by truck and 200 railcar facility 90,000 Bbl NGL storage capacity with access to over 900,000 Bbls of propane storage Under Construction Processing 1.7 Bcf/d cryogenic capacity Fractionation 115,000 Bbl/d de-ethanization capacity NGL Transportation Extensive NGL gathering system with access to purity ethane projects Operate fully integrated gathering, processing, fractionation, storage and marketing operations

Areas of Operation Eastern Ohio Resource Plays Utica Shale Gathering 185 MMcf/d capacity Processing 185 MMcf/d capacity Utica Segment 21 Key Considerations We are developing a leading position in the southern core of the highly prospective Utica Shale We have partnered with The Energy & Minerals Group (EMG) to develop fully integrated gathering, processing, fractionation, storage and marketing operations 2013 Forecasted Segment Operating Income Under Construction Processing 800 MMcf/d cryogenic capacity 200 MMcf/d at Cadiz Complex 600 MMcf/d at Seneca Complex Fractionation 100,000 Bbl/d C2+ capacity NGL Transportation Extensive NGL gathering system, interconnects to TEPPCO and ATEX pipelines Marketing Large scale rail and truck loading in Harrison County, Ohio

Barbour Brooke Doddridge Gilmer Hancock Harrison Lewis Marion Marshall Monongalia Ohio Pleasants Preston Ritchie Taylor Tyler Wetzel Wood Athens Belmont Carroll Columbiana Coshocton Guernsey Harrison Holmes Mahoning Medina Monroe Morgan Muskingum Noble Perry Portage Stark Summit Trumbull Tuscarawas Washington Wayne Allegheny Armstrong Beaver Butler Clarion Fayette Greene Lawrence Mercer Venango Washington Westmoreland West Virginia Ohio MWE Utica Counties MWE Marcellus Counties MWE Plants ATEX Express Pipeline TEPPCO Product Pipeline Jefferson Houston Complex Mariner Projects Rich Utica Rich Marcellus MWE Gathering Area 22 MWE NGL Pipelines HOUSTON COMPLEX Houston I, II & III – 355 MMcf/d – Complete Houston IV – 200 MMcf/d – 2015 C3+ Fractionation – 60,000 Bbl/d – Complete De-ethanization I – 38,000 Bbl/d – 3Q13

Houston Complex 23

Houston Complex 24

Barbour Brooke Doddridge Gilmer Hancock Harrison Lewis Marion Marshall Monongalia Ohio Pleasants Preston Ritchie Taylor Tyler Wetzel Wood Athens Belmont Carroll Columbiana Coshocton Guernsey Harrison Holmes Mahoning Medina Monroe Morgan Muskingum Noble Perry Portage Stark Summit Trumbull Tuscarawas Washington Wayne Allegheny Armstrong Beaver Butler Clarion Crawford Fayette Greene Lawrence Mercer Venango Washington Westmoreland West Virginia Ohio MWE Utica Counties MWE Marcellus Counties MWE Plants ATEX Express Pipeline TEPPCO Product Pipeline Jefferson Majorsville Complex Mariner Projects Rich Utica Rich Marcellus MWE Gathering Area 25 MWE NGL Pipelines HOUSTON COMPLEX Houston I, II & III – 355 MMcf/d – Complete Houston IV – 200 MMcf/d – 2015 C3+ Fractionation – 60,000 Bbl/d – Complete De-ethanization I – 38,000 Bbl/d – 3Q13 MAJORSVILLE COMPLEX Majorsville I - III – 470 MMcf/d – Complete Majorsville IV – 200 MMcf/d – 1Q14 Majorsville V – 200 MMcf/d – 4Q13 Majorsville VI – 200 MMcf/d – 2014 De-ethanization I – 38,000 Bbl/d – 4Q13 De-ethanization II – 38,000 Bbl/d – 1Q14

Majorsville Complex 26

Barbour Brooke Doddridge Gilmer Hancock Harrison Lewis Marion Marshall Monongalia Ohio Pleasants Preston Ritchie Taylor Tyler Wetzel Wood Athens Belmont Carroll Columbiana Coshocton Guernsey Harrison Holmes Mahoning Medina Monroe Morgan Muskingum Noble Perry Portage Stark Summit Trumbull Tuscarawas Washington Wayne Allegheny Armstrong Beaver Butler Clarion Crawford Fayette Greene Lawrence Mercer Venango Washington Westmoreland West Virginia Ohio MWE Utica Counties MWE Marcellus Counties MWE Plants ATEX Express Pipeline TEPPCO Product Pipeline Jefferson Mobley Complex Mariner Projects Rich Utica Rich Marcellus MWE Gathering Area 27 MWE NGL Pipelines MAJORSVILLE COMPLEX Majorsville I - III – 470 MMcf/d – Complete Majorsville IV – 200 MMcf/d – 1Q14 Majorsville V – 200 MMcf/d – 4Q13 Majorsville VI – 200 MMcf/d – 2014 De-ethanization I – 38,000 Bbl/d – 4Q13 De-ethanization II – 38,000 Bbl/d – 1Q14 HOUSTON COMPLEX Houston I, II & III – 355 MMcf/d – Complete Houston IV – 200 MMcf/d – 2015 C3+ Fractionation – 60,000 Bbl/d – Complete De-ethanization I – 38,000 Bbl/d – 3Q13

Mobley Complex 28

Barbour Brooke Doddridge Gilmer Hancock Harrison Lewis Marion Marshall Monongalia Ohio Pleasants Preston Ritchie Taylor Tyler Wetzel Wood Athens Belmont Carroll Columbiana Coshocton Guernsey Harrison Holmes Mahoning Medina Monroe Morgan Muskingum Noble Perry Portage Stark Summit Trumbull Tuscarawas Washington Wayne Allegheny Armstrong Beaver Butler Clarion Crawford Fayette Greene Lawrence Mercer Venango Washington Westmoreland West Virginia Ohio MWE Utica Counties MWE Marcellus Counties MWE Plants ATEX Express Pipeline TEPPCO Product Pipeline Jefferson Sherwood Complex Mariner Projects Rich Utica Rich Marcellus MWE Gathering Area 29 MWE NGL Pipelines MOBLEY COMPLEX Mobley I & II – 320 MMcf/d – Complete Mobley III – 200 MMcf/d – 4Q13 SHERWOOD COMPLEX Sherwood I & II – 400 MMcf/d – Complete Sherwood III – 200 MMcf/d – 4Q13 Sherwood IV – 200 MMcf/d – 2Q14 HOUSTON COMPLEX Houston I, II & III – 355 MMcf/d – Complete Houston IV – 200 MMcf/d – 2015 C3+ Fractionation – 60,000 Bbl/d – Complete De-ethanization I – 38,000 Bbl/d – 3Q13 MAJORSVILLE COMPLEX Majorsville I - III – 470 MMcf/d – Complete Majorsville IV – 200 MMcf/d – 1Q14 Majorsville V – 200 MMcf/d – 4Q13 Majorsville VI – 200 MMcf/d – 2014 De-ethanization I – 38,000 Bbl/d – 4Q13 De-ethanization II – 38,000 Bbl/d – 1Q14

Sherwood Complex 30

Barbour Brooke Doddridge Gilmer Hancock Harrison Lewis Marion Marshall Monongalia Ohio Pleasants Preston Ritchie Taylor Tyler Wetzel Wood Athens Belmont Carroll Columbiana Coshocton Guernsey Harrison Holmes Mahoning Medina Monroe Morgan Muskingum Noble Perry Portage Stark Summit Trumbull Tuscarawas Washington Wayne Allegheny Armstrong Beaver Butler Clarion Crawford Fayette Greene Lawrence Mercer Venango Washington Westmoreland West Virginia Ohio MWE Utica Counties MWE Marcellus Counties MWE Plants ATEX Express Pipeline TEPPCO Product Pipeline Jefferson Keystone Complex Mariner Projects Rich Utica Rich Marcellus MWE Gathering Area 31 MWE NGL Pipelines HOUSTON COMPLEX Houston I, II & III – 355 MMcf/d – Complete Houston IV – 200 MMcf/d – 2015 C3+ Fractionation – 60,000 Bbl/d – Complete De-ethanization I – 38,000 Bbl/d – 3Q13 MAJORSVILLE COMPLEX Majorsville I - III – 470 MMcf/d – Complete Majorsville IV – 200 MMcf/d – 1Q14 Majorsville V – 200 MMcf/d – 4Q13 Majorsville VI – 200 MMcf/d – 2014 De-ethanization I – 38,000 Bbl/d – 4Q13 De-ethanization II – 38,000 Bbl/d – 1Q14 MOBLEY COMPLEX Mobley I & II – 320 MMcf/d – Complete Mobley III – 200 MMcf/d – 4Q13 SHERWOOD COMPLEX Sherwood I & II – 400 MMcf/d – Complete Sherwood III – 200 MMcf/d – 4Q13 Sherwood IV – 200 MMcf/d – 2Q14

Keystone Complex 32

Barbour Brooke Doddridge Gilmer Hancock Harrison Lewis Marion Marshall Monongalia Ohio Pleasants Preston Ritchie Taylor Tyler Wetzel Wood Athens Belmont Carroll Columbiana Coshocton Guernsey Harrison Holmes Mahoning Medina Monroe Morgan Muskingum Noble Perry Portage Stark Summit Trumbull Tuscarawas Washington Wayne Allegheny Armstrong Beaver Butler Clarion Crawford Fayette Greene Lawrence Mercer Venango Washington Westmoreland West Virginia Ohio MWE Utica Counties MWE Marcellus Counties MWE Plants ATEX Express Pipeline TEPPCO Product Pipeline Jefferson Cadiz Complex Mariner Projects Rich Utica Rich Marcellus MWE Gathering Area 33 MWE NGL Pipelines MOBLEY COMPLEX Mobley I & II – 320 MMcf/d – Complete Mobley III – 200 MMcf/d – 4Q13 HOUSTON COMPLEX Houston I, II & III – 355 MMcf/d – Complete Houston IV – 200 MMcf/d – 2015 C3+ Fractionation – 60,000 Bbl/d – Complete De-ethanization I – 38,000 Bbl/d – 3Q13 MAJORSVILLE COMPLEX Majorsville I - III – 470 MMcf/d – Complete Majorsville IV – 200 MMcf/d – 1Q14 Majorsville V – 200 MMcf/d – 4Q13 Majorsville VI – 200 MMcf/d – 2014 De-ethanization I – 38,000 Bbl/d – 4Q13 De-ethanization II – 38,000 Bbl/d – 1Q14 SHERWOOD COMPLEX Sherwood I & II – 400 MMcf/d – Complete Sherwood III – 200 MMcf/d – 4Q13 Sherwood IV – 200 MMcf/d – 2Q14 KEYSTONE COMPLEX Bluestone I & Sarsen I – 90 MMcf/d – Complete Bluestone II – 120 MMcf/d – 2Q14 Bluestone III – 200 MMcf/d – TBD CADIZ COMPLEX Cadiz I & Refrig – 185 MMcf/d – Complete Cadiz II – 120 MMcf/d – 2Q14 De-ethanization – 40,000 Bbl/d – 1Q14

Cadiz Complex 34

Barbour Brooke Doddridge Gilmer Hancock Harrison Lewis Marion Marshall Monongalia Ohio Pleasants Preston Ritchie Taylor Tyler Wetzel Wood Athens Belmont Carroll Columbiana Coshocton Guernsey Harrison Holmes Mahoning Medina Monroe Morgan Muskingum Noble Perry Portage Stark Summit Trumbull Tuscarawas Washington Wayne Allegheny Armstrong Beaver Butler Clarion Crawford Fayette Greene Lawrence Mercer Venango Washington Westmoreland West Virginia Ohio MWE Utica Counties MWE Marcellus Counties MWE Plants ATEX Express Pipeline TEPPCO Product Pipeline Jefferson Hopedale Fractionator Mariner Projects Rich Utica Rich Marcellus MWE Gathering Area 35 MWE NGL Pipelines KEYSTONE COMPLEX Bluestone I & Sarsen I – 90 MMcf/d – Complete Bluestone II – 120 MMcf/d – 2Q14 Bluestone III – 200 MMcf/d – TBD MOBLEY COMPLEX Mobley I & II – 320 MMcf/d – Complete Mobley III – 200 MMcf/d – 4Q13 HOUSTON COMPLEX Houston I, II & III – 355 MMcf/d – Complete Houston IV – 200 MMcf/d – 2015 C3+ Fractionation – 60,000 Bbl/d – Complete De-ethanization I – 38,000 Bbl/d – 3Q13 MAJORSVILLE COMPLEX Majorsville I - III – 470 MMcf/d – Complete Majorsville IV – 200 MMcf/d – 1Q14 Majorsville V – 200 MMcf/d – 4Q13 Majorsville VI – 200 MMcf/d – 2014 De-ethanization I – 38,000 Bbl/d – 4Q13 De-ethanization II – 38,000 Bbl/d – 1Q14 SHERWOOD COMPLEX Sherwood I & II – 400 MMcf/d – Complete Sherwood III – 200 MMcf/d – 4Q13 Sherwood IV – 200 MMcf/d – 2Q14 CADIZ COMPLEX Cadiz I & Refrig – 185 MMcf/d – Complete Cadiz II – 120 MMcf/d – 2Q14 De-ethanization – 40,000 Bbl/d – 1Q14

Hopedale Fractionator 36

Barbour Brooke Doddridge Gilmer Hancock Harrison Lewis Marion Marshall Monongalia Ohio Pleasants Preston Ritchie Taylor Tyler Wetzel Wood Athens Belmont Carroll Columbiana Coshocton Guernsey Harrison Holmes Mahoning Medina Monroe Morgan Muskingum Noble Perry Portage Stark Summit Trumbull Tuscarawas Washington Wayne Allegheny Armstrong Beaver Butler Clarion Crawford Fayette Greene Lawrence Mercer Venango Washington Westmoreland West Virginia Ohio MWE Utica Counties MWE Marcellus Counties MWE Plants ATEX Express Pipeline TEPPCO Product Pipeline Jefferson Seneca Complex Mariner Projects Rich Utica Rich Marcellus MWE Gathering Area 37 MWE NGL Pipelines MOBLEY COMPLEX Mobley I & II – 320 MMcf/d – Complete Mobley III – 200 MMcf/d – 4Q13 MAJORSVILLE COMPLEX Majorsville I - III – 470 MMcf/d – Complete Majorsville IV – 200 MMcf/d – 1Q14 Majorsville V – 200 MMcf/d – 4Q13 Majorsville VI – 200 MMcf/d – 2014 De-ethanization I – 38,000 Bbl/d – 4Q13 De-ethanization II – 38,000 Bbl/d – 1Q14 NGL Pipeline to Harrison – 1Q14 HOUSTON COMPLEX Houston I, II & III – 355 MMcf/d – Complete Houston IV – 200 MMcf/d – 2015 C3+ Fractionation – 60,000 Bbl/d – Complete De-ethanization I – 38,000 Bbl/d – 3Q13 SHERWOOD COMPLEX Sherwood I & II – 400 MMcf/d – Complete Sherwood III – 200 MMcf/d – 4Q13 Sherwood IV – 200 MMcf/d – 2Q14 HOPEDALE FRACTIONATOR C3+ Fractionation – 60,000 Bbl/d – 1Q14 CADIZ COMPLEX Cadiz I & Refrig – 185 MMcf/d – Complete Cadiz II – 120 MMcf/d – 2Q14 De-ethanization – 40,000 Bbl/d – 1Q14 KEYSTONE COMPLEX Bluestone I & Sarsen I – 90 MMcf/d – Complete Bluestone II – 120 MMcf/d – 2Q14 Bluestone III – 200 MMcf/d – TBD SENECA COMPLEX Seneca I – 200 MMcf/d – 4Q13 Seneca II – 200 MMcf/d – 4Q13 Seneca III – 200 MMcf/d – 2Q14

Seneca Complex 38

Project Execution Construction contracting strategies Fixed-price, turn-key contracting on plants Competitive bidding Local accountability (operations & engineering jointly responsible) System design attributes Tried and true plant process designs Faster execution due to standardization Common suction for gathering and compression Reliability Multiple marketing and downstream outlets 39

Regulatory and Permitting Strategies 40 Committed to meet or exceed all regulatory requirements Utilization of best-available control technologies for air emissions Active in industry advocate associations Texas Pipeline Association Gas Processors Association Marcellus Shale Coalition

Operational Summary 41 High-quality assets in many of the best resource plays: Marcellus Shale Utica Shale Granite Wash Haynesville Shale Woodford Shale Eagle Ford Shale Impressive and diverse customer base Diverse contractual mix with growing percentage of fee-based contracts Best-in-class operations and engineering teams that are focused on growth Recognized for exceptional customer service

COMMERCIAL UPDATE RANDY NICKERSON Senior Vice President, Chief Commercial Officer

Vision Becoming Reality 43 Great Customers World Class Assets Organic Growth is the Foundation Acquisitions are Part of the Strategy NGL Markets and Opportunities Provide full-service solutions that capitalize on scope and scale Timing and risk Build long-term partnerships with producers Create a strategic advantage for our customers Actively evaluate opportunities in the M&A market Focus on strategic acquisitions that create long-term partnerships Completed four acquisitions in last three years Our scale drives significant opportunities Developing innovative solutions that maximize producer values Focused on achieving premium pricing for valuable products $5 billion of organic growth since IPO Significant opportunities in Marcellus and Utica Successfully applying our growth strategy Focus in key rich-gas resource plays

OUR STRATEGY CUSTOMER FIRST

Our strategy is to combine world class assets and an intense focus on service to create a strategic advantage for our producer customers Matching Our Customers with World Class Assets Our growth strategy began with acquisitions in 2003 & 2004 in Western Oklahoma and East Texas; was refined in Southeast Oklahoma; and was fully applied in the Marcellus and Utica Our strategy can create a “game changing event” in unconventional resource plays and creates long-term, strategic relationships Key components of the strategy include Full-service wellhead-to-burner tip solutions Capitalize on scope and scale advantages Timing driven by producer requirements Risk sharing Building trust and deep relationships at all levels 45

OUR STRATEGY DRIVES ORGANIC GROWTH $4 BILLION FROM 2011 THROUGH 2013

Our expansion into the Marcellus gave us the opportunity to apply every part of our strategy Applying the Vision in the Marcellus The lack of infrastructure in the rich-gas Marcellus required full-service, wellhead-to-burner tip gas and NGL solutions The size of the Marcellus supported and required world scale solutions Timing was critical to meet the needs of our producer customers who were investing billons of dollars to develop the play The greenfield nature of the play required that we partner with our producer customers in evaluating risks We built deep relationships with our producer customers that have endured through significant challenges 47

Barbour Brooke Doddridge Gilmer Hancock Harrison Lewis Marion Marshall Monongalia Ohio Pleasants Preston Ritchie Taylor Tyler Wetzel Wood Athens Belmont Carroll Columbiana Coshocton Guernsey Harrison Holmes Mahoning Medina Monroe Morgan Muskingum Noble Perry Portage Stark Summit Trumbull Tuscarawas Washington Wayne Allegheny Armstrong Beaver Butler Clarion Crawford Fayette Greene Lawrence Mercer Venango Washington Westmoreland West Virginia Ohio MWE Plants ATEX Express Pipeline TEPPCO Product Pipeline Jefferson Marcellus Shale: Critical Relationships with Key Producers Mariner Projects Rich Utica Rich Marcellus MWE Gathering Area 48 MWE NGL Pipelines MAJORSVILLE COMPLEX HOUSTON COMPLEX SHERWOOD COMPLEX KEYSTONE COMPLEX MOBLEY COMPLEX MarkWest has agreements with 12 key producers in the Marcellus

Enormous Growth in Liberty Processing Volumes 49 Liberty volumes to double in 2013 and grow significantly in the future

Utica Expansion: The Shale Next Door We utilized the Marcellus infrastructure to create full-service, wellhead-to-burner tip solutions in Ohio We utilized the Marcellus to create early scope and scale in the Utica and install world scale solutions We gained a first mover advantage in the southern core area in spite of the existing infrastructure Like the Marcellus, timing in the Utica is critical to meet the needs of our producer customers Our Marcellus position and our partnership with EMG allowed us to change the risk profile and create a competitive advantage We created strong new relationships and built on our existing deep relationships with producer customers 50 Translating our success from the Marcellus to the Utica

Barbour Brooke Doddridge Gilmer Hancock Harrison Lewis Marion Marshall Monongalia Ohio Pleasants Preston Ritchie Taylor Tyler Wetzel Wood Athens Belmont Carroll Columbiana Coshocton Guernsey Harrison Holmes Mahoning Medina Monroe Morgan Muskingum Noble Perry Portage Stark Summit Trumbull Tuscarawas Washington Wayne Allegheny Armstrong Beaver Butler Clarion Fayette Greene Lawrence Mercer Venango Washington Westmoreland West Virginia Ohio MWE Plants ATEX Express Pipeline TEPPCO Product Pipeline Jefferson Utica: Developing The Southern Core Mariner Projects Rich Utica Rich Marcellus MWE Gathering Area 51 MWE NGL Pipelines CADIZ & SENECA COMPLEXES

Utica: Processing Volume Growth 52 Remarkable growth on the horizon

East Texas: Continuing Growth Opportunities Growing rich-gas volumes from the Haynesville shale and Cotton Valley formation continue to drive increased producer activity in the East Texas Carthage area At the end of 2012, we completed the 120 MMcf/d Carthage East expansion that is already operating at 90% of capacity Following the recent expansion, our East Texas assets include two processing facilities totaling 400 MMcf/d of capacity in Panola County, Texas and a gathering system with 640 MMcf/d of capacity in Panola, Rusk, Harrison and Nacogdoches counties, Texas We have strong partnerships with more then 10 key producers in East Texas We continue to evaluate opportunities for expansion throughout the area Graphic: Hart Energy Publishing 53

Organic Projects Drive Volume Growth 54 We will complete 18 major projects by the end of 2014 including 13 gas processing plants, five fractionation facilities and critical NGL marketing infrastructure 2015

Building Relationships, Creating Growth 55 We’ve created long-term, strategic partnerships with more than 25 major producers throughout many of the premier unconventional resource plays

ACQUISITIONS ARE PART OF THE PLAN OPPORTUNITIES ABOUND

Acquisitions: Critical to the Strategy We continue to actively evaluating strategic acquisitions We focus on opportunities where we can readily apply our strategy and favor acquisitions in areas where we have a significant position In the past three years we have completed four acquisitions: Liberty: purchased EMG’s non-operating ownership in Liberty where we have significant investment opportunities Langley: Further expanded our partnership with EQT in the southern Appalachia Basin Keystone: Created a partnership with Rex Energy and expanded into northwest Pennsylvania Granite Wash: Further expanded our partnership with Chesapeake Energy 57 We completed $2.6 billion of strategic acquisitions in the last three years

Granite Wash: Expanding our Presence We recently acquired midstream assets in Western Oklahoma and the Texas Panhandle from Chesapeake Energy for $245 million and executed long-term, fee-based agreements for gathering and processing The assets consist of: 200 MMcf/d Buffalo Creek cryogenic gas processing plant currently under construction 22 miles of gas gathering pipeline in Hemphill County, Texas and approximately 30 miles of rights-of-way associated with the planned construction of a high-pressure trunk line Amine treating facility and 5 mile gas gathering pipeline in in Washita County, Oklahoma The Buffalo Creek plant and high-pressure gathering trunk line are expected to be placed in service in early 2014 MarkWest will invest approximately $90 million to complete the gathering trunk line and Buffalo Creek plant, with the majority of capital investment occurring over the next two years MarkWest forecasts EBITDA for the full-year 2014 of $30 million, increasing to more than $50 million by 2017 58

Granite Wash: Acquisition Complements MarkWest's Existing System

- The assets that we acquired from Chesapeake are highly synergistic with our existing operations in the Granite Wash, which include gas gathering capacity of 340 MMcf/d and our 235 MMcf/d Arapaho processing complex in Custer County, Oklahoma
- As part of the processing agreement, Chesapeake dedicated 130,000 acres to MarkWest throughout the Granite Wash



Chesapeake Briscoe Gathering & Processing Dedicated to MarkWest
MarkWest's Stiles System
MarkWest's Foss Lake and Grimes Gathering Arapahoe Processing
Buffalo Creek Processing Plant
Chesapeake Texas and Oklahoma Granite Wash Dedicated to MarkWest for Processing
Chesapeake Indian Corn Gathering & Treating Dedicated to MarkWest

ConocoPhillips bp Apache Chesapeake ENERGY LINN Energy NEWFIELD

59

Eagle Ford: Developing a Foothold MarkWest is Expanding into the Highly Prolific Eagle Ford Shale 60 We executed long-term fee-based agreements with Newfield to acquire and develop a gathering system in Dimmit County, Texas The gathering system supports Newfield’s West Asherton project, an area of 19,000 acres of leasehold focused on the Maverick Basin West Asherton currently includes 28 operating wells and Newfield plans to drill 35 additional wells in 2013 utilizing a two rig program MarkWest will invest approximately $50 million over the next three years to support Newfield's development of an additional 100 drilling locations

NGL MARKETS CLEAR OPPORTUNITY

U.S. Processing Capacity Additions 62 One-third of US new processing capacity is in Northeast RBN Energy – March 2013

U.S. NGL Market Growth 63 Domestic NGL Production to increase 50% by 2017 RBN Energy – March 2013

Northeast NGL Production: Set for Liftoff NGL production forecasted to increase six fold by 2015 RBN Energy/BENTEK – March 2013 64

Marcellus & Utica Processing Capacity 65 Sarsen Bluestone I Majorsville I-III Houston I-III Mobley I, II Sherwood I, II ---------- Cadiz I Majorsville V Mobley III Sherwood III ---------- Seneca I-II Bluestone II, III Majorsville IV, VI Sherwood IV ---------- Cadiz II Seneca III 2014 2013 Current We are currently constructing 13 large-scale cryogenic processing facilities in the rich-gas areas of Ohio, Pennsylvania, and West Virginia In 2013, we will double our Marcellus processing capacity from 1.1 Bcf/d to 2.2 Bcf/d and in 2014, we will complete an additional 1 Bcf/d Processing capacity in the neighboring Utica will total 585 MMcf/d at the end of this year and increase to almost 1 Bcf/d by the middle of 2014 Our total processing capacity in the Marcellus and Utica will exceed 4 Bcf/d by the end of next year Over 4 Bcf/d of processing capacity in the Marcellus and Utica by the end of 2014

MarkWest: Northeast Ethane Fractionation 66 Completing 155,000 Bbl/d of ethane fractionation by 2014 2014 2013 Cadiz & Majorsville Houston & Majorsville

Marcellus & Utica C2 Potential 67 Ethane Opportunity is Significant

Northeast Ethane: Innovative Solutions Prior to July of this year, no ethane will be recovered (other than at MarkWest's Keystone facilities) and some residue pipelines may reject gas deliveries due to high Btu content Between July of this year and the start-up of the ATEX pipeline in early 2014, the Mariner West project will be the only active ethane project and MarkWest will be the only processor recovering ethane In 2013 through 2015, Marcellus and Utica producers will probably only recover a limited amount of ethane in order for their residue gas to meet gas quality specifications and to meet their downstream commitments We estimate that our producer customers have committed between 100,000 and 125,000 Bbl/d to current ethane projects By 2017, MarkWest’s producer customers could produce more than 300,000 Bbl/d of ethane Image Source: BENTEK and MarkWest Mobley Processing Seneca Processing Cadiz Processing & Hopedale Fractionation Rich Utica Rich Marcellus Sherwood Processing Marketing Capabilities Truck Rail Pipe Boat Majorsville Processing & De-Ethanization Houston Processing & Fractionation Keystone Processing 40 Mb/d TEPPCO ATEX Mariner Pipelines Mariner West Mariner East 68 ATEX MarkWest’s fractionation solutions are the critical link to the successful development of ethane pipeline projects in the Northeast

MarkWest: Northeast Propane Plus Fractionation 69 Growing to 144,000 Bbl/d of capacity by 2014 at three facilities 2014 Current Houston & Siloam Hopedale

Marcellus & Utica Propane Plus Potential Propane and heavier opportunity is very significant 70

Northeast NGL Markets Present Opportunity Expanding NGL production will create the opportunity to add additional fractionation capacity International NGL exports are key to maintaining the PADD I supply/demand balance. Every month that PADD I is a net importer, Northeast producers make an additional $0.10 to $0.25 per Mcf NGL exports in the Northeast provide our producer customers with a $0.10 to $0.20 per Mcf advantage versus transporting y-grade to the U.S. Gulf Coast MarkWest has led the Northeast propane export efforts and we have been exporting propane internationally since July 2012 MarkWest and Range Resources have committed to 25,000 Bbl/d of propane export capacity on Mariner East MarkWest can drive a new Northeast export expansion Mariner East expansion Rail Export Additional waterborne solutions MarkWest is well positioned to support a new Y-Grade pipeline 71 “Yet, y-grade takeaway capacity — such as the Bluegrass pipeline announced last week — will likely turn the region into a supply center to the Gulf coast rather than into a hub, leaving behind an almost monopolistic NGL market structure in northern Appalachia, dominated by firms holding a first mover advantage.” LCMC Research – March 14, 2013

FINANCIAL SUMMARY NANCY BUESE Senior Vice President, Chief Financial Officer

Financial Strategy MarkWest is a growth MLP focused on generating strong financial returns and delivering long-term, top-quartile total returns for its unitholders No incentive distribution rights, which drives a lower cost of capital Flexible and responsive to producer requirements Increasing percentage of fee-based business Preserve a strong balance sheet to fund growth Maintain adequate liquidity to fund capital and operating requirements Consistent improvement in the metrics that drive credit ratings with the objective of reaching investment grade Disciplined execution of our hedging program to minimize the impact of commodity exposure Maintain flexible financing options Timely funding of capital requirements using a combination of long-term debt and equity Ability to maintain consistent access to the equity markets through our continuous equity program Enhancing financial flexibility through partnerships and joint ventures 73

DCF and Capital Investments 74 2013 Capital Expenditure Forecast DCF Growth ($ millions) 35% CAGR 2013 DCF Forecast of $500 million to $540 million 2013 Capital Expenditures Forecast of $1.5 to $1.8 billion DCF has grown at a CAGR of 35% since 2004 and has increased by over 1,000% in the same time period 2013F

The Partnership is well positioned to fund its ongoing capital growth plans and currently has approximately $1.4 billion of liquidity Capital Markets and Liquidity Update In January 2013, the Partnership successfully completed a $1 billion senior unsecured notes offering at 4.5% due in 2023, the lowest coupon issued for the Partnership In February 2013, the Partnership completed an amended LLC agreement for the MarkWest Utica EMG Joint Venture. The transaction provides our joint venture partner, The Energy & Minerals Group, the ability to increase their initial capital investment from $500 million to $950 million The Partnership continues to actively utilize its continuous equity program and through March 31, 2013 has generated cumulative net proceeds of approximately $122 million The Partnership is currently undrawn on its $1.2 billion credit facility 75

Capital Structure 76 ($ in millions) As of March 31, 2013 As of December 31, 2012 Cash $ 654.1 $ 347.9 Credit Facility – – Total Debt $ 3,022.5 $ 2,523.1 Total Equity $ 3,240.3 $ 3,215.6 Total Capitalization $ 6,262.8 $ 5,738.7 6.75% 6.50% 6.25% 5.50% 4.50% Total of $3.03 billion in senior debt The first maturity is not until 2020 Weighted average interest rate of 5.6% Senior Secured Credit Facility of $1.2 billion does not mature until 2017

Current Yield on Senior Notes 77 On May 16, 2013, the Senior Notes had a Weighted Average Yield of 4.04% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 01/12 04/12 07/12 10/12 02/13 05/13 YTW HY Midstream Index MWE Weighted Average Yield

Source: Morgan Stanley as of May 17, 2012 Cost of Equity Capital 78 No Incentive Distribution Rights Drive Lower Cost of Capital

Risk Management Program 79 We are committed to increasing our fee-based margin We have a disciplined approach to managing the risk associated with our commodity price exposure and we evaluate our long positions and hedge transactions on a 36-month rolling basis We primarily execute direct product hedges, but we also utilize crude proxy hedges for butanes and natural gasoline. Our current hedge program consists of 70% direct product hedges We conservatively set our hedge positions to ensure we have adequate physical production to support our hedges The DCF sensitivity table that we publish each quarter reflects our current volume forecast and reflects the impact of our hedge program

Note: Forecast Assumes Crude Oil ($/bbl) range of $93.60 to $90.80 and Natural Gas ($/mmbtu) range of $3.29 to $4.55 80 For the full year 2014, net operating margin is expected to be 70% fee-based Increasing Fee-Based Margin

Risk Management Program 81 NOTE: Net Operating Margin is calculated as segment revenue less purchased product costs. 2013-2014 Combined Hedge Percentage 2013 Forecast Net Operating Margin by Contract Type 2013 Forecast Net Operating Margin Including Hedges

 Non-Investment Grade Investment Grade Fitch DDD DD D CCC CC C B+ B B- BB+ BB BB- BBB+ BBB BBB- A+ A A- AA+ AA AA- AAA Moody's Ca C Caa1 Caa2 Caa3 B1 B2 B3 Ba1 Ba2 Ba3 Baa1 Baa2 Baa3 A1 A2 A3 Aa1 Aa2 Aa3 Aaa S&P CC C D CCC+ CCC CCC- B+ B B- BB+ BB BB- BBB+ BBB BBB- A+ A A- AA+ AA AA- AAA Current Senior Notes rating Rating Agency Update 82 We are committed to achieving consistent improvement in the metrics that drive credit ratings As a result of our financial performance and based on our future outlook, our objective is to reach investment grade

2Q12 – 3Q12 4Q12 1Q13 August Public offering of $750M of 5.5% senior unsecured notes due 2023 Public offering of 6.9 million common units for net proceeds of $338 million November Public offering of 9.78 million common units for net proceeds of $437 million January Public offering of $1B of 4.5% senior unsecured notes due 2023 February EMG increased capital contribution to the Utica Joint venture by $450 million to $950 million June Credit facility increased to $1.2 billion, maturity extended to 2017 Capital Market Activities Since June 2012 83 Continuous equity program initiated with a maximum value of $600 million In the past year we have completed seven capital markets transactions with cumulative proceeds in excess of $3 billion

Total Return Since IPO 84 Source: Bloomberg as of 5/20/13 MarkWest Provides Superior Total Return

CLOSING COMMENTS FRANK SEMPLE

Keys to Success 86 EXECUTE, EXECUTE, EXECUTE!!!

QUESTIONS & ANSWERS

APPENDIX

Reconciliation of DCF and Distribution Coverage 89

Reconciliation of Adjusted EBITDA 90 Includes derivative activity related to interest expense, amortization of deferred financing costs and discount, and excludes interest expense related to the Steam Methane Reformer.

Reconciliation of Net Operating Margin 91

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com